===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement           [_]  Confidential, for Use of the
                                                Commission Only (as permitted
[X]  Definitive Proxy Statement                 by Rule 14a-6(e)(2))

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                             StorageNetworks, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                             StorageNetworks, Inc.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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


                      [StorageNetworks Logo Appears Here]

                             StorageNetworks, Inc.
                               225 Wyman Street
                               Waltham, MA 02451

To our Stockholders:

  I am pleased to invite you to attend the 2001 Annual Meeting of Stockholders of StorageNetworks, Inc. to be held on Tuesday, May 15, 2001 at 10:00 a.m. at the Lacava Room at Bentley College, 175 Forest Street, Waltham, Massachusetts 02452-4705.

  Details regarding admission to the meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

  Your vote is important. Whether or not you plan to attend the Annual Meeting, I hope you will vote as soon as possible. Voting by written proxy or through the on-line or telephone options will ensure your representation at the Annual Meeting if you do not attend in person. Please review the instructions on the proxy card regarding each of these voting options.

  Thank you for your ongoing support of, and continued interest in, StorageNetworks.

                                          Sincerely,

                                          /s/ Peter W. Bell
                                          Peter W. Bell
                                          Chairman, Chief Executive Officer
                                          and President

                             STORAGENETWORKS, INC.
                               225 Wyman Street
                         Waltham, Massachusetts 02451

                 NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held On May 15, 2001

  The 2001 Annual Meeting of Stockholders (the "Annual Meeting") of StorageNetworks, Inc. (the "Company") will be held on Tuesday, May 15, 2001, at 10:00 a.m., Eastern Standard Time, at the Lacava Room at Bentley College, 175 Forest Street, Waltham, Massachusetts 02452-4705, to consider and act upon the following matters:

    (1) To elect two Class I directors of the Company for the ensuing three years.

    (2) To ratify the appointment by the Board of Directors of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2001.

    (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

  These items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting. The Board of Directors has no knowledge of any other business to be transacted at the Annual Meeting or at any adjournment or postponement thereof. The Board of Directors has fixed the close of business on March 23, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. A list of such stockholders will be available for examination by any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours for ten days prior to the Annual Meeting at the office of the Secretary of the Company, and at the time and place of the Annual Meeting.

  A copy of the Company's Annual Report for the year ended December 31, 2000, which contains financial statements and other information of interest to stockholders, accompanies this Notice of Annual Meeting and the enclosed Proxy Statement.

  All stockholders are cordially invited to attend the meeting.

                                          By order of the Board of Directors,

                                          /s/ Paul C. Flanagan

                                          Paul C. Flanagan
                                          Executive Vice President, Chief
                                           Financial
                                          Officer and Secretary

Waltham, Massachusetts
April 9, 2001

  WHETHER OF NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND PROMPTLY MAIL IT IN THE ENCLOSED ENVELOPE OR VOTE THROUGH THE ON-LINE OR TELEPHONE OPTIONS DESCRIBED IN THE PROXY CARD IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

                      [StorageNetworks Logo Appears Here]

                             STORAGENETWORKS, INC.
                               225 Wyman Street
                         Waltham, Massachusetts 02451

                                PROXY STATEMENT
                      2001 Annual Meeting Of Stockholders
                          To Be Held On May 15, 2001

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of StorageNetworks, Inc. for use at the 2001 Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 15, 2001 at 10:00 a.m., Eastern Standard Time, at the Lacava Room at Bentley College, 175 Forest Street, Waltham, Massachusetts 02452-4705 and at any adjournment or postponements of the Annual Meeting.

  All proxies will be voted in accordance with the stockholders' instructions contained therein, and if no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Annual Meeting. Any proxy may be revoked by a stockholder at any time before it is exercised by delivery of written revocation to the Secretary of StorageNetworks or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not itself be deemed to revoke a proxy unless the stockholder gives affirmative notice at the Annual Meeting that the stockholder intends to revoke the proxy and vote in person.

Voting Securities and Votes Required

  On March 23, 2001, the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, there were outstanding and entitled to vote an aggregate of 96,220,152 shares of our common stock, $.01 par value per share. Each share is entitled to one vote.

  Under our by-laws, the holders of a majority of the shares of common stock issued, outstanding and entitled to vote on any matter shall constitute a quorum with respect to that matter at the Annual Meeting. Shares of common stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present.

  The affirmative vote of the holders of a plurality of the shares of common stock voting on the matter is required for the election of directors. The affirmative vote of the holders of a majority of the shares of common stock voting on the matter is required for the ratification of the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2001 and the approval of each of the other matters, if any, to be voted upon.

  Shares which abstain from voting as to a particular matter and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter and will also not be counted as votes cast or shares voting on such matter. Accordingly, abstentions and "broker non-votes" will have no effect on the voting of each matter that requires the affirmative vote of a certain percentage of the votes cast or shares voting on a matter.

  Our Annual Report for the year ended December 31, 2000 is being mailed to stockholders with this Notice of Annual Meeting and this Proxy Statement on or about April 9, 2001.

  A copy of our Annual Report on Form 10-K for the year ended December 31, 2000, as filed with the Securities and Exchange Commission (the "Commission"), except for exhibits, will be furnished without charge to any stockholder upon written request to Erica Smith, StorageNetworks, Inc., 225 Wyman Street, Waltham, Massachusetts 02451. Exhibits will be provided upon request and payment of an appropriate processing fee.

Security Ownership of Certain Beneficial Owners and Management

  The following table sets forth information as to the number of shares of our common stock beneficially owned as of January 31, 2001 by the following:

  . each person known by us to beneficially own more than 5% of the outstanding shares of our common stock;

  .  each or our directors;

  . our chief executive officer and our four other most highly compensated executive officers; and

  .  all of our executive officers and directors as a group.

  Beneficial ownership is determined in accordance with the rules of the Commission, and includes any shares as to which the person has sole or shared voting or investment power and also any shares that the stockholder has the right to acquire within 60 days after January 31, 2001 through the exercise of any stock option or other right. Shares of common stock that an individual or entity has the right to acquire within 60 days after January 31, 2001 are deemed to be outstanding for the purposes of computing the percentage ownership of such stockholder, but are not deemed outstanding for the purposes of computing the ownership of any other listed stockholder. Unless otherwise indicated below, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law. Unless otherwise indicated, the address of each person is: c/o StorageNetworks, Inc., 225 Wyman Street, Waltham, Massachusetts 02451.

                                                  Number of
                                                    Shares    Percentage of
                                                 Beneficially Common Stock
Name and Address of Beneficial Owner                Owned      Outstanding
------------------------------------             ------------ -------------
Entities affiliated with The Goldman Sachs        11,112,447      11.6%
Group, Inc.(1)..................................
85 Broad Street
New York, NY 10004

Roger M. Marino(2)..............................  10,942,734      11.4

Harold R. Dixon(3)..............................   7,768,454       8.12

Robert E. Davoli(4).............................   6,254,473       6.5
c/o Sigma Partners
20 Custom House Street
Boston, MA 02110

Greylock IX Limited Partnership(5)..............   6,208,973       6.5
One Federal Street
Boston, MA 02110

Entities affiliated with Sigma Partners(4)......   6,208,973       6.5
20 Custom House Street
Boston, MA 02110

Peter W. Bell(6)................................   5,664,914       5.9

William D. Miller(7)............................   5,531,404       5.8


                                                  Number of
                                                    Shares    Percentage of
                                                 Beneficially Common Stock
Name and Address of Beneficial Owner                Owned      Outstanding
------------------------------------             ------------ -------------
Dell USA L.P.(8)................................   5,105,530       5.3%
c/o Dell Computer Corporation
One Dell Way Round
Rock, TX 78687

GC Dev. Co., Inc. ..............................   5,080,530       5.3
c/o The Corporation Trust Company
1209 Orange Street
Wilmington, DE 19801

William T. Schleyer.............................     656,636         *

Stephen J. Gaal.................................     483,798         *

Randall A. Blumenthal...........................         --          *
c/o Goldman, Sachs & Co.
2765 Sand Hill Road
Menlo Park, CA 94025

Michael D. Lambert..............................         --          *
c/o Dell Computer Corporation
One Dell Way
Round Rock, TX 78687

Paul C. Flanagan(9).............................     222,500         *

John C. Clavin(10)..............................      98,000         *

Michael G. Tardif(11)...........................     169,250         *

All executive officers and directors as a group
 (13 persons)(12)...............................  37,792,163      39.4

--------
  * Percentage is less than 1% of the total number of outstanding shares of common stock of StorageNetworks.
 (1) Goldman, Sachs & Co. ("GS") is an indirect wholly owned subsidiary of The Goldman Sachs Group, Inc. ("GSG"). GSG and GS may be deemed to own beneficially and indirectly an aggregate of 11,087,447 shares held through certain investment partnerships (the "Limited Partnerships") of which affiliates of GS and GSG are the general partner, managing general partner or managing partner. Excludes (i) shares owned by Goldman Sachs that were acquired in the ordinary course of market-making transactions or (ii) shares held in client accounts, for which Goldman Sachs exercises voting or investment authority, or both. GS is the investment manager of one or more of the Limited Partnerships. Mr. Blumenthal is a Managing Director of GS. GS and GSG each disclaim beneficial ownership of such shares to the extent attributable to partnership interests in the Limited Partnerships held by GSG and its affiliates. Mr. Blumenthal disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein, if any. Pursuant to a voting trust agreement, the Limited Partnerships have placed the shares in a voting trust with United States Trust Company of New York, as voting trustee (the "Voting Trustee"), pursuant to which the Voting Trustee has been given the power to exercise the voting rights of such shares. Also includes 25,000 shares subject to an option that is exercisable as of January 31, 2001 awarded to Mr. Blumenthal in his capacity as a director of StorageNetworks. GS exercises investment and voting power over the shares subject to this option pursuant to a contract between Mr. Blumenthal and GS.
 (2) Includes 1,527,408 shares held by Grampek Limited Partnership and 241,749 shares held by LAULIN Limited Partnership, of each of which Mr. Marino is general partner. Mr. Marino disclaims beneficial ownership with respect to such shares, except to the extent of his pecuniary interest therein, if any.
 (3) Includes 7,252,457 shares held by the Dixon Family Limited Partnership, of which Mr. Dixon is general partner, and 483,497 shares held by the Harold R. Dixon Revocable Trust. Mr. Dixon disclaims beneficial ownership with respect to such shares, except to the extent of his pecuniary interest therein, if any. Also includes 25,000 shares subject to an option that is exercisable as of January 31, 2001.

 (4) Includes 4,120,403 shares held by Sigma Partners IV, L.P., 1,239,574 shares held by Sigma Associates IV, L.P., 143,241 shares held by Sigma Investors IV, L.P., 557,548 shares held by Sigma Partners V, L.P., 129,529 shares held by Sigma Associates V, L.P., and 18,678 shares held by Sigma Investors V, L.P. Mr. Davoli is a partner of Sigma Partners, an affiliated entity of these limited partnerships. Mr. Davoli disclaims beneficial ownership with respect to such shares, except to the extent of his pecuniary interest therein, if any.
 (5) Greylock IX Limited Partnership ("GIXLP") is the record holder of these shares, may be deemed to beneficially own such shares, and may be deemed to have sole power to vote and dispose of such shares. Greylock IX GP Limited Partnership ("GIXGPLP") is the general partner of GIXLP and, as such, may be deemed to beneficially own such shares, and may be deemed to have sole power to vote and dispose of such shares. William W. Helman and William S. Kaiser are each co-managing general partners of GIXGPLP and, as such, may be deemed to beneficially own such shares, and may be deemed to share power to vote and dispose of such shares.
 (6) Includes 3,664,914 shares held by the PWB Limited Partnership and 2,000,000 shares held by the PWB Blind Trust, of which PWB Limited Partnership is the settlor and sole beneficiary. Mr. Bell is a manager and the sole member of PWB LLC, which is the general partner of PWB Limited Partnership. Mr. Bell disclaims beneficial ownership with respect to such shares, except to the extent of his pecuniary interest therein, if any.
 (7) Includes 2,416,372 shares held by MAWAM LLP, of which Mr. Miller is the general partner and 1,000,000 shares held by BMAAM, Inc., of which Mr. Miller is the sole stockholder. Mr. Miller disclaims beneficial ownership with respect to such shares, except to the extent of his pecuniary interest therein, if any.
 (8) Includes 25,000 shares subject to an option held by an affiliated entity that is exercisable as of January 31, 2001.
 (9) Includes 48,000 shares held by The 2000 Paul C. Flanagan Irrevocable Trust. Mr. Flanagan disclaims beneficial ownership with respect to such shares, except to the extent of his pecuniary interest therein, if any. Also includes 75,000 shares issuable upon the exercise of stock options exercisable within 60 days after January 31, 2001.
(10) Includes 47,500 shares issuable upon the exercise of stock options exercisable within 60 days after January 31, 2001.
(11) Includes 168,750 shares issuable upon the exercise of stock options exercisable within 60 days after January 31, 2001.
(12) Includes 316,250 shares of common stock issuable upon the exercise of options exercisable within 60 days after January 31, 2001.

                             ELECTION OF DIRECTORS

  Our board of directors currently consists of nine persons, divided into three classes serving staggered terms of three years. Currently there are three directors in Class I (whose terms expire at this Annual Meeting), three directors in Class II (whose terms expire at the Annual Meeting of Stockholders in 2002) and three directors in Class III (whose terms expire at the Annual Meeting of Stockholders in 2003). Two Class I directors are to be elected at the Annual Meeting. Both of these Class I directors will hold office until the Annual Meeting of Stockholders in 2004 or until his successor has been duly elected and qualified. Mr. Randall A. Blumenthal is also currently a Class I director, however, he has informed us that he will not stand for reelection. We have not designated a nominee to fill the Class I vacancy left by Mr. Blumenthal. The persons named in the enclosed proxy card will not have the authority to vote to fill this vacancy at this Annual Meeting. This Class I vacancy will remain after the meeting, until filled by our board of directors.

  The persons named in the enclosed proxy card will vote to elect, as Class I directors, Stephen J. Gaal and Michael D. Lambert, unless the proxy card is marked otherwise. Both of Messrs. Gaal and Lambert are currently Class I directors. In the event that any nominee for Class I director becomes unavailable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote the proxies in their discretion for any nominee who is designated by the current board of directors to fill the vacancy. It is not expected that either of the nominees will be unavailable to serve.

  Set forth below is the name of each member of the board of directors (including the nominees for election as Class I directors), and the positions and offices held by him, his principal occupation and business experience during the past five years, the names of other publicly held companies of which he serves as a director and the year of the commencement of his term as a director of StorageNetworks. Information with respect to the number of shares of common stock beneficially owned by each director, directly or indirectly, as of January 31, 2001, appears above under the heading "Security Ownership of Certain Beneficial Owners and Management."

Nominees for Terms Expiring in 2004 (Class I Directors)

  Stephen J. Gaal, age 57, has served as a director since October 1998 and as a member of the Compensation Committee and of the Audit Committee since March 2000. Mr. Gaal is the founder and Managing Director of Gaal & Company, Inc., which provides advisory services to emerging technology companies in the areas of business and financing strategy and planning. Between 1987 and 1996, Mr. Gaal held the positions of Principal, Partner, and Managing Director of TA Associates, a venture capital and private equity firm.

  Michael D. Lambert, age 54, has served as a director since January 2000, as a member of the Compensation Committee since March 2000 and as a member of the Audit Committee since November 2000. Mr. Lambert is Senior Vice President of the Enterprise Systems Group of Dell Computer Corporation, a direct provider of computer systems and services. In this position, his responsibilities include the development and delivery of Internet-related consulting and hosting services, and the oversight of engineering, product marketing and manufacturing of servers, storage and related products. From 1993 to 1996, Mr. Lambert held the position of Vice President of Sales and Marketing, North America, for Compaq Computer Corporation, a developer and manufacturer of computer hardware, software and services.

Directors Whose Terms Expire in 2002 (Class II Directors)

  Robert E. Davoli, age 52, has served as a director since December 1998 and as a member of the Compensation Committee since August 1999. Mr. Davoli has been a general partner of Sigma Partners, a venture capital firm, since 1995. Mr. Davoli also serves on the board of directors of Broadbase Software, Inc., Internet Security Systems, Inc., Vignette Corporation and Versata, Inc.

  Roger M. Marino, age 63, has served as a director since December 1998. Mr. Marino is currently a private investor. From May 1997 to September 1999, Mr. Marino held the positions of General Manager and owner of the Pittsburgh Penguins, a National Hockey League team. Mr. Marino was a founder and former president of EMC Corporation, a vendor of storage hardware, software and services.

  William T. Schleyer, age 49, has served as a director since March 1999 and as a member of the Audit Committee since March 2000. Mr. Schleyer is a Principal in Pilot House Ventures, LLC, a venture capital company that invests in the broadband and Internet industries. In 1997, he served as President and Chief Operating Officer of MediaOne, the broadband services division of U.S. West Media Group, a provider of broadband telecommunications services. From 1994 to 1996, Mr. Schleyer was President and Chief Operating Officer of Continental Cablevision, Inc., a provider of broadband communications services. Mr. Schleyer also serves on the board of directors of Antec Corporation, Time Warner Telecom Inc. and Wink Communications, Inc.

Directors Whose Terms Expire in 2003 (Class III Directors)

  Peter W. Bell, age 36, co-founded StorageNetworks and has served as a director and as our Chief Executive Officer and President since October 1998 and as Chairman of the Board of Directors since January 2000. From July 1997 to July 1998, Mr. Bell served as Vice President of Worldwide Sales at Andataco, Inc., an integrator of storage technology products. From July 1996 to July 1997, Mr. Bell served as the Executive Vice President of Sales, Services and Marketing at NetXchange, a provider of Internet telephony software. Between November 1986 and June 1996, Mr. Bell held a variety of management positions in marketing, operations and sales at EMC Corporation, a vendor of storage hardware, software and services, including Director of Sales, Open Storage Group.

  Harold R. Dixon, age 37, has served as a director since October 1998. Mr. Dixon has served as Chairman of GiantLoop Networks, Inc., a provider of managed network services, since March 2000, and previously served as its Chief Executive Officer. From 1986 to January 2000, Mr. Dixon held various positions at EMC Corporation, a vendor of storage hardware, software and services, most recently serving as Senior Vice President, Global Sales and Services. While at EMC, Mr. Dixon also served as Vice President Sales, Americas, and Vice President and Sales Manager, Canada.

  William D. Miller, age 40, co-founded StorageNetworks and has served as our Executive Vice President and Chief Technical Officer and as a director since October 1998. From 1994 to 1998, Mr. Miller managed strategic accounts for Andataco, Inc. an integrator of storage technology products.

Other Executive Officers of StorageNetworks

  John C. Clavin, age 38, joined StorageNetworks in August 1999 and has served as our Executive Vice President, Marketing since August 2000. From 1994 to 1999, Mr. Clavin served as the Vice President of Client Services at The Boston Company Asset Management, LLC, an institutional money management firm.

  Paul C. Flanagan, age 36, has served as our Executive Vice President of Finance, Administration and Corporate Development since April 2000 and as our Chief Financial Officer since March 1999. From May 1997 to February 1999, Mr. Flanagan served as Vice President of Finance for Lasertron, Inc., a manufacturer of fiber optic components for telecommunications. From December 1995 to May 1997, Mr. Flanagan served as Vice President of Finance and Administration for Vitol Gas and Electric, LLC, an energy commodity trading company. From September, 1986 to December, 1995, Mr. Flanagan was employed by Ernst & Young LLP, a public accounting firm.

  Jeffrey P. Keohane, age 38, has served as our Executive Vice President of Business Operations since March, 2001. From February, 1993 to March, 2001, Mr. Keohane held various positions at Comdisco, Inc., a global technology services provider, including Senior Vice President, and was also President of Comdisco Technology Services, where he was responsible for managing its continuity services, storage services, web services and network services lines of business. Previous to that position, Mr. Keohane was responsible for Comdisco's enterprise systems leasing and trading business.

  Michael G. Tardif, age 42, joined StorageNetworks in January 2000 and has served as our Executive Vice President of Engineering and Operations since October 2000. From March 1995 to January 2000, Mr. Tardif served as Vice President of Information Technology Infrastructure at The Goldman Sachs Group, Inc., an investment banking firm.

  Each executive officer serves at the discretion of the board of directors and holds office until his successor is elected and qualified or until his earlier resignation or removal. There are no family relationships among any of our directors or executive officers.

  Each person who has served as a director or executive officer during the year ended December 31, 2000 has no substantial interest, direct or indirect, in any matter to be acted upon at the Annual Meeting, other than the election of the Class I Directors.

Board and Committee Meetings

  The board of directors held eight meetings during the year ended December 31, 2000. No director attended fewer than 75% of such meetings of the board of directors and the committees on which he serves.

  The board of directors has an Audit Committee and a Compensation Committee. The board of directors has no standing nominating committee.

  The Audit Committee consists of three outside directors, Messrs. Gaal, Lambert and Schleyer. The Audit Committee reviews the professional services provided by our independent auditors, the independence of such auditors from our management, our annual financial statements and our system of internal accounting controls. The Audit Committee also reviews such other matters with respect to our accounting, auditing and financial reporting practices and procedures as it may find appropriate or may be brought to its attention. For additional information concerning the Audit Committee, see "Report of the Audit Committee of the Board of Directors."

  The Compensation Committee consists of Messrs. Davoli, Lambert and Gaal. The Compensation Committee reviews executive salaries, administers bonuses, incentive compensation and stock plans, and approves the salaries and other benefits of our executive officers. The Compensation Committee did not hold any formal meetings during 2000. For additional information concerning the Compensation Committee, see "Compensation Committee Report on Executive Compensation."

Compensation of Directors

  We reimburse non-employee directors for reasonable out-of-pocket expenses incurred in attending meetings of the board of directors. On January 26, 2000, each non-employee director received a fully-vested option to purchase 25,000 shares of common stock at an exercise price of $8.00 per share under our 1998 Amended and Restated Stock Incentive Plan. Shares issuable upon exercise of such options are subject to a repurchase right for two years from the date of grant. On April 28, 1999, we granted an option to purchase 200,000 shares of our common stock at a price of $.05 per share to Mr. Schleyer, our first outside director, under the 1998 plan.

  We may, in our discretion, grant stock options and other equity awards to our non-employee directors from time to time pursuant to our 2000 Stock Plan. In addition, under our 2000 Non-Employee Director Option Plan, each new non-employee director will be granted an option to purchase 25,000 shares of common stock on the date he or she is first elected to the board and all non-employee directors will be automatically granted an option to purchase 10,000 shares of common stock immediately following each annual meeting of stockholders, beginning with the 2001 Annual Meeting of Stockholders. Shares issued upon exercise of such options shall be subject to a repurchase right for the applicable vesting period. No options to purchase shares have been granted under the director plan as of April 9, 2001.

Executive Compensation

 Summary Compensation Table.

  The following table sets forth information with respect to the compensation earned in each of the last two fiscal years by (1) our chief executive officer and (2) each of our four other most highly compensated executive officers who received annual compensation in excess of $100,000. We refer to these individuals as our Named Executive Officers. In the table below, columns required by the regulations of the Commission have been omitted where no information was required to be disclosed under those columns.

                                                                   Long-Term
                                                                  Compensation
                                                                   Awards(3)
                                                                  ------------
                                      Annual Compensation          Number of
                               ----------------------------------  Securities
Name and Principal                                 Other Annual    Underlying
Position(1)               Year Salary($) Bonus($) Compensation(2)   Options
------------------        ---- --------- -------- --------------- ------------
Peter W. Bell............ 2000 $179,167  $100,000     $53,137(4)        --
 Chairman of the Board of 1999  175,000       --          --            --
 Directors, Chief
 Executive
 Officer and President

William D. Miller........ 2000  175,000       --          --            --
 Executive Vice           1999  175,000       --          --            --
 President,
 Chief Technical Officer
 and
 Director

John C. Clavin........... 2000  160,000    80,000         --        200,000
 Executive Vice           1999   66,667    52,500         --        500,000
 President,
 Marketing

Paul C. Flanagan......... 2000  159,583    80,000         --         10,000
 Executive Vice           1999  112,500    80,000         --        700,000
 President,
 Finance, Administration
 and
 Corporate Development,
 Chief
 Financial Officer,
 Treasurer
 and Secretary

Michael G. Tardif........ 2000  155,180   110,000         --        540,000
 Executive Vice           1999      --        --          --            --
 President,
 Engineering and
 Operations

--------
(1) Messrs. Bell and Miller commenced employment in October 1998; Mr. Clavin commenced employment in August 1999; Mr. Flanagan commenced employment in March 1999; and Mr. Tardif commenced employment in January 2000.
(2) Other compensation in the form of perquisites and other personal benefits has been omitted because these perquisites and other personal benefits contributed less than $50,000 or 10% of the total salary and bonus for each the Named Executive Officer for that year.
(3) We do not have any long-term compensation plans that include any long-term incentive payouts. No stock appreciation rights have been granted to or are held by any of the Named Executive Officers.
(4) Represents after tax amount paid by StorageNetworks on behalf of Mr. Bell for tax consulting and related services.

 Option Grants During Fiscal Year 2000

  The following table sets forth each grant of stock options during 2000 to each of our Named Executive Officers. No stock appreciation rights were granted during 2000.

                                                                          Potential Realizable
                                                                            Value at Assumed
                                                                          Annual Rates of Stock
                                                                           Price Appreciation
                                        Individual Grants                  for Option Term(2)
                         ------------------------------------------------ ---------------------
                                     Percent of
                                        Total
                         Number of     Options
                         Securities  Granted to   Exercise or
                         Underlying Employees in   Base Price
                          Options      Fiscal      Per Share   Expiration
                          Granted   Year 2000 (%) ($/share)(1)    Date      5% ($)    10% ($)
                         ---------- ------------- ------------ ---------- ---------- ----------
Peter W. Bell...........      --         --             --           --          --         --
William D. Miller.......      --         --             --           --          --         --
John C. Clavin..........  200,000        5.5%        $17.00      5/17/10  $2,138,342 $5,418,724
Paul C. Flanagan........   10,000         .3          17.00      5/17/10     106,912    270,936
Michael G. Tardif.......  540,000       14.7           3.00     12/19/09   1,018,809  2,581,863

--------
(1) All options were granted at the fair market value of our common stock as determined by our board of directors on the date of grant. The options vest over four years, subject to acceleration in certain circumstances.
(2) The potential realizable value is calculated based on the term of the stock option at the time of grant. Stock price appreciation of 5% and 10% is assumed pursuant to rules promulgated by the Securities and Exchange Commission and does not represent our prediction of our stock price performance. The potential realizable values at 5% and 10% appreciation are calculated by assuming that the exercise price on the date of grant appreciates at the indicated rate for the entire term of the stock option and that the stock option is exercised at the exercise price and sold on the last day of its term at the appreciated price.

 Options Exercised During Fiscal Year 2000

  The following table sets forth for each of our Named Executive Officers the stock options exercised and the number and value of securities underlying unexercised options that are held by our Named Executive Officers as of December 31, 2000.

                                                 Number of Securities  Value of Unexercised
                                                      Underlying       In-the-Money Options
                                                Unexercised Options at   at December 31,
                                                  December 31, 2000         2000($)(2)
                           Shares      Value    ---------------------- --------------------
                         Acquired on  Realized       Exercisable/          Exercisable/
                         Exercise(#)   ($)(1)       Unexercisable         Unexercisable
                         ----------- ---------- ---------------------- --------------------
Peter W. Bell...........       --           --                 --                       --
William D. Miller.......       --           --                 --                       --
John C. Clavin..........   140,000   $4,133,125     16,250/543,750     $399,141/$10,005,859
Paul C. Flanagan........   237,500    4,205,078     31,250/441,250       773,828/10,689,453
Michael G. Tardif.......       --           --           0/540,000             0/11,778,750

--------
(1) Based on the fair market value of our common stock on the day of exercise, less the option exercise price.
(2) Based on the closing sale price of our common stock on December 29, 2000 ($24.8125 per share), as reported by the Nasdaq National Market, less the option exercise price.

Section 16(a) Beneficial Ownership Reporting Compliance

  Based solely on our review of copies of reports filed by all of our executive officers and directors who are required to file reports, referred to as reporting persons, pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, or written representations from certain reporting persons, we believe that during 2000 all filings required to be made by the reporting persons were timely made in accordance with the requirements of the Exchange Act.

Compensation Committee Report on Executive Compensation

  The Compensation Committee of our board of directors has furnished the following report on executive compensation.

  The Compensation Committee of StorageNetworks' board of directors, which consists of Messrs. Davoli, Gaal and Lambert, reviews executive salaries, administers StorageNetworks' stock plans and any executive bonus and other executive incentive plans and approves the salaries and other benefits of its executive officers. In addition, the Compensation Committee consults with StorageNetworks regarding its benefit plans and is responsible for reviewing StorageNetworks' overall compensation policies and practices.

 Compensation Philosophy

  Since StorageNetworks' inception in October 1998, StorageNetworks sought to attract, retain and reward executive officers primarily through long-term equity incentives in the form of stock options. As such, the salary component of the executive officers' compensation reflected base salary at a lower level and the stock component at a higher level than that of more established companies in similar industries. In 2000, compensation for StorageNetworks' executive officers consisted of base salary and potential bonuses based upon the executive officer's individual performance and the overall performance of StorageNetworks. The executive compensation philosophy is that a significant portion of executive compensation should be tied directly to the performance of StorageNetworks as a whole. By linking compensation to StorageNetworks' business objectives, StorageNetworks believes that a performance-oriented environment is created for its executives and other employees.

  StorageNetworks' executive compensation program for 2000 was also intended to align executive and stockholder interests by providing executives with an equity interest in StorageNetworks through the granting of stock options. The size of option grants were recommended by Peter Bell, Chairman of the Board, Chief Executive Officer and President, to the full board or the Compensation Committee for approval. These recommendations were reviewed on the basis of various factors, including the executive's responsibilities, the executive's past, present and expected contributions to StorageNetworks and current market grants in companies of similar size, market capitalization and industry.

 Compensation in 2000

  Base Salary. Base salaries for fiscal 2000 were, and executive compensation for the upcoming fiscal year will be, set within the range of compensation of executive officers that have comparable qualifications, experience and responsibilities at companies in similar businesses of comparable size and success. The Committee intends to continue to adjust compensation appropriately in order to compete for and retain executives who operate StorageNetworks effectively and to align the interests of its executive officers with the long-term interests of stockholders.

  Incentive Bonus. During 2000, the Corporation's bonus plan was based upon StorageNetworks' overall performance and upon individual performance against individual objectives during the year. For 2001, executive officers will also be eligible to receive a portion of their annual cash compensation based upon the performance of StorageNetworks, as well as individual performance. The Committee intends to approve an executive bonus plan each year.

  Long-Term Incentives. StorageNetworks strongly believes in granting stock options to its executive officers to tie executive officer compensation directly to the long-term success of StorageNetworks and increases in stockholder value. In determining the size of each stock option grant awarded to executive officers in the future, the executive officer's position with StorageNetworks, the executive officer's past performance and the number and price of unvested options then held by the executive officer will be taken into account. Stock options granted to executive officers have an exercise price equal to the fair market value on the date of grant and vest over a four-year period. Vesting of the options of certain executive officers may be accelerated upon a change in control of StorageNetworks and in other limited circumstances. For additional information concerning such accelerated vesting, see "Certain Relationships and Related Party Transactions--Agreements with Executive Officers and Change of Control Provisions."

 Chairman and Chief Executive Officer Compensation

  Mr. Bell has served as StorageNetworks' Chief Executive Officer and President since October 1998 and as its Chairman of the Board since January 2000. As described above for StorageNetworks' other executive officers, Mr. Bell's base salary for 1999 reflected StorageNetworks status as a start-up company. After consideration of Mr. Bell's significant equity interest in StorageNetworks, Mr. Bell's salary for 2000 remained unchanged from 1999. Mr. Bell did not receive a bonus for 1999 and was not granted any restricted stock or stock options in 1999 or 2000. Mr. Bell received a bonus for 2000 based primarily upon the significant accomplishments of StorageNetworks during 2000, including its revenue and customer growth, its initial public offering, and the overall acceptance of its business model. Based upon comparative salaries of chief executive officers of similar companies in similar industries and the overall performance of StorageNetworks, the Compensation Committee determined to increase Mr. Bell's salary for 2001 to $225,000, with a bonus potential of $75,000, and to grant an option to Mr. Bell to acquire 250,000 shares of common stock.

 Policy on Deductibility of Executive Compensation

  Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), disallows a deduction to public companies for compensation over $1,000,000 paid to the company's chief executive officer and four most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. Having considered the requirements of Section 162(m) of the Code, the Compensation Committee believes that grants made pursuant to StorageNetworks' Amended and Restated 1998 Stock Incentive Plan and 2000 Stock Plan meet such requirements and are, therefore, exempt from the limitations on deductibility. Historically, the compensation of each executive officer has been well below the $1,000,000 limit. The Compensation Committee's present intention is to structure its stock option grants and certain other equity-based awards in a manner that complies with Section 162(m) of the Code unless the Compensation Committee believes that such compliance would not be in the best interest of StorageNetworks or its stockholders.

                                          Compensation Committee

                                          Robert A. Davoli
                                          Stephen J. Gaal
                                          Michael A. Lambert

Compensation Committee Interlocks and Insider Participation

  The current members of the Compensation Committee are Messrs. Davoli, Gaal and Lambert, each of whom served on the Compensation Committee during 2000. No member of the Compensation Committee was at any time during 2000, or formerly, an officer or employee of StorageNetworks or any of our subsidiaries, and no member of the Compensation Committee had any relationship with us requiring disclosure under Item 404 of Regulation S-K under the Exchange Act.

  None of our executive officers has served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director of or member of our Compensation Committee.

Report of the Audit Committee of the Board of Directors

  The Audit Committee of StorageNetworks' Board of Directors is composed of three members and acts under a written charter first adopted and approved in March 2000. A copy of this charter is attached to this proxy statement as Appendix B. The members of the Audit Committee are independent directors, as defined by its charter and the rules of the Nasdaq National Market. The Audit Committee held three meetings during the fiscal year ended December 31, 2000.

  The Audit Committee reviewed StorageNetworks' audited financial statements for the fiscal year ended December 31, 2000 and discussed these financial statements with StorageNetworks' management. Management is responsible for StorageNetworks' internal controls and the financial reporting process. StorageNetworks' independent auditors, Ernst & Young LLP, are responsible for performing an independent audit of StorageNetworks' financial statements in accordance with generally accepted accounting principles and to issue a report on those financial statements. The Audit Committee is responsible for monitoring and overseeing these processes. As appropriate, the Audit Committee reviews and evaluates, and discusses with StorageNetworks' management, internal accounting, financial and auditing personnel and the independent auditors, the following:

  . the plan for, and the independent auditors' report on, each audit of StorageNetworks' financial statements;

  .  StorageNetworks' financial disclosure documents;

  . changes in StorageNetworks' accounting practices, principles, controls or methodologies;

  . significant developments or changes in accounting rules applicable to StorageNetworks; and

  . the adequacy of StorageNetworks' internal controls and accounting, financial and auditing personnel.

  Management represented to the Audit Committee that StorageNetworks' financial statements had been prepared in accordance with generally accepted accounting principles.

  The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees) with Ernst & Young LLP. SAS 61 requires StorageNetworks' independent auditors to discuss with the Audit Committee, among other things, the following:

  .  methods to account for significant unusual transactions;

  . the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

  . the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors' conclusions regarding the reasonableness of those estimates; and

  . disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements.

  The Company's independent auditors also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that in the auditor's professional opinion may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. In addition, the Audit Committee discussed with the independent auditors their independence from StorageNetworks. The Audit Committee also considered whether the independent auditors' provision of certain other, non-audit related services to StorageNetworks is compatible with maintaining such auditors' independence.

  Based on its discussions with management and the independent auditors, and its review of the representations and information provided by management and the independent auditors, the Audit Committee recommended to the Company's board of directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

                                          Audit Committee

                                          Stephen J. Gaal
                                          Michael D. Lambert
                                          William T. Schleyer

Comparative Stock Performance

  The following graph compares the cumulative total return to stockholders of our common stock for the period from June 30, 2000, the date our common stock was first traded on the Nasdaq National Market, through December 31, 2000, with the cumulative total return over such period of (i) the Nasdaq Stock Market (U.S.) Index and (ii) the S&P Technology Sector Index. The graph assumes the investment of $100 in our common stock (at the initial public offering price) and in each of such indices (and the reinvestment of all dividends). The performance shown is not necessarily indicative of future performance.

                              CUMULATIVE RETURN
                     June 30, 2000 to December 31, 2000)
         EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
                                             Nasdaq
                                           Stock Market        S&P Technology
                   Storage Networks, Inc.  (U.S.) Index         Sector Index
                   ----------------------  ------------         ------------
June 30, 2000            $100.000            $100.000              $100.000
December 31, 2000        $ 91.90             $ 60.17               $ 64.71

  Notwithstanding anything to the contrary set forth in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate other filings with the Securities and Exchange Commission, including this Proxy Statement, in whole or in part, the Compensation Committee Report on Executive Compensation and the above Cumulative Return graph shall not be deemed incorporated by reference into any such filings.

Certain Relationships and Related Party Transactions

 Preferred Stock Issuances

  Series C Preferred Stock. In January 2000, we sold an aggregate of 6,012,843 shares of Series C convertible preferred stock at a price of $17.13 per share, for an aggregate offering price of approximately $103,000,000. In this private placement, we sold 2,626,970 shares to GC Dev. Co., Inc. and 2,626,970 shares to Dell USA L.P., each of which beneficially owns more than five percent of our outstanding common stock. Upon the closing of our initial public offering, each share of Series C convertible preferred stock automatically converted into two shares of common stock.

  Stockholder Agreements. In connection with sales of preferred convertible and common stock, StorageNetworks entered into a stockholder rights agreement pursuant to which holders of such preferred stock and common stock are entitled to registration rights with respect to their preferred and common shares. All of our current directors were designated by the holders of our preferred and common stock under the terms of a voting agreement that was entered into in connection with the sales of preferred convertible and common stock described above. The voting agreement terminated upon our initial public offering. Of these directors, Robert E. Davoli is affiliated with Sigma Partners and Michael D. Lambert is affiliated with Dell USA L.P.

 Agreements With Executive Officers and Change of Control Provisions.

  In March 1999 StorageNetworks entered into an employment agreement with Paul
C. Flanagan. The employment agreement provides for an annual base salary and bonus compensation if certain annual targets are met. If Mr. Flanagan's employment is terminated without cause within one year subsequent to a change of control, he will continue to receive his base salary until the earlier of 180 days after termination of employment or his commencement of employment with another party. He will also receive a lump sum payment of the portion of his expected annual bonus, prorated for the portion of the calendar year he was employed prior to termination.

  All of the stock options granted to Mr. Flanagan and Mr. Clavin become exercisable over a four year period from the date of grant; but upon a merger, consolidation or sale of substantially all of our assets, any then unvested portion of such options becomes immediately exercisable.

  The stock options granted to Michael G. Tardif become exercisable over a four-year period from the date of grant; but if within 12 months of a merger, consolidation or sale of substantially all of our assets, Mr. Tardif's employment is terminated without cause or Mr. Tardif terminates his employment for good reason, such options immediately become exercisable as if Mr. Tardif had continued to be employed for an additional two years following such termination. In August 2000, pursuant to a secured promissory note, StorageNetworks loaned $1,200,000 to Mr. Tardif for the purchase of a principal residence in connection with his relocation to StorageNetworks' corporate headquarters. The note is secured by a mortgage on the property, and has a term of four years and an interest rate of 6.62%. The loan must be repaid immediately if Mr. Tardif's employment is terminated. During 2000, the largest aggregate amount of indebtedness outstanding under the loan was $1,229,666. As of March 23, 2001, a principal balance of $1,200,000 remained outstanding under this loan.

  In January 2001, we granted options to purchase 250,000 and 100,000 shares, respectively, to Peter W. Bell and William D. Miller. These options become exercisable over a four-year period from the date of grant; but upon a merger, consolidation or sale of substantially all of our assets, any then unvested portion of such options becomes immediately exercisable.

 Other Transactions with Stockholders and Related Parties

  Goldman, Sachs & Co. ("GS") is an indirect wholly owned subsidiary of The Goldman Sachs Group, Inc., each of which may be deemed to hold more than five percent of our common stock. GS, as a National Association of Securities Dealer member, is an investment banking firm that regularly performs services for us, such as acting as a financial advisor and serving as principal or agent in the purchase or sale of securities, including acting as the lead underwriter for both our initial public offering, which closed on July 6, 2000, and our follow on public offering, which closed on November 27, 2000.

  In January 2000, we entered into a fiber network and collocation services agreement with Global Crossing USA Inc., an affiliate of one of our five percent stockholders, GC Dev. Co., Inc., in which we agreed, in certain circumstances, to use long-distance fiber optic connections and related services and collocation facilities provided by Global Crossing USA Inc.

  In June 2000, we entered into a master lease agreement with Dell Financial Services L.P., an affiliate of one of our five percent stockholders, Dell USA L.P., under which we lease certain equipment. As of December 31, 2000, we have leased approximately $2,200,000 of equipment under this lease agreement. During 2000, StorageNetworks purchased approximately $1,800,000 of computers and related equipment from Dell Computer Corp., an affiliate of Dell USA L.P. In May 2000, StorageNetworks entered into an agreement for professional services with Dell Marketing L.P., an affiliate of Dell USA L.P., under which Dell Marketing L.P. may engage StorageNetworks to perform professional services for it or for its customers. During 2000, Dell Marketing L.P. paid StorageNetworks an aggregate of $153,200 under this agreement.

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

  The board of directors has selected Ernst & Young LLP, independent auditors, to audit StorageNetworks' financial statements for the year ending December 31, 2001. Ernst & Young LLP has audited our financial statements for each fiscal year since our inception. Although stockholder approval of the selection of Ernst & Young LLP is not required by law, the board of directors believes that it is advisable to give stockholders an opportunity to ratify this appointment. The affirmative vote of holders of a majority of the shares of common stock represented at the meeting is necessary to ratify the selection of Ernst & Young LLP as our independent auditors and the board of directors recommends that the stockholders vote FOR ratification of such selection. In the event of a negative vote, the board of directors will reconsider its selection.

  Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Audit Fees

  Ernst & Young billed us an aggregate of $328,357 for audit-related fees, including $91,923 in fees for professional services rendered in connection with the audit of our financial statements for the year ended December 31, 2000 and the reviews of the financial statements included in each of our Quarterly Reports on Form 10-Q during 2000 and $236,434 in fees for accounting consultations and SEC registration statements.

Financial Information Systems Design and Implementation Fees

  Ernst & Young LLP did not perform any professional services in connection with our financial information systems design or implementation, the operation of our information system or the management of our local area network.

All Other Fees

  Ernst & Young LLP billed us an aggregate of $135,120 in non-audit service fees for other services rendered to us and our affiliates for the fiscal year ended December 31, 2000.

Board Recommendation

  The Board of Directors believes that the selection of Ernst & Young LLP as independent auditors for the year ending December 31, 2001 is in the best interests of StorageNetworks and its stockholders and therefore recommends that the stockholders vote FOR this proposal.

                                 OTHER MATTERS

  The Board of Directors does not know of any other matters that may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

  All costs of solicitation of proxies will be borne by StorageNetworks. In addition to solicitations by mail, StorageNetworks' directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and StorageNetworks will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.

Deadline for Submission of Stockholder Proposals for the 2002 Annual Meeting

  Proposals of stockholders intended to be presented at the 2002 Annual Meeting pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, must be received by StorageNetworks no later than December 10, 2001 in order that they may be included in the proxy statement and form of proxy relating to that meeting.

  In addition, StorageNetworks' by-laws require that StorageNetworks be given advance notice of stockholder nominations for election to StorageNetworks' Board of Directors and of other business that stockholders wish to present for action at an Annual Meeting of Stockholders (other than matters included in StorageNetworks' proxy statement in accordance with Rule 14a-8). The required notice must be delivered by the stockholder and received by the secretary at the principal executive offices of StorageNetworks (a) no earlier than 90 days before and no later than 70 days before the first anniversary of the preceding year's Annual Meeting, or (b) if the date of the Annual Meeting is advanced by more than 20 days or delayed by more than 70 days from the first anniversary date, (i) no earlier than 90 days before the Annual Meeting and (ii) no later than 70 days before the Annual Meeting or ten days after the day notice of the Annual Meeting was mailed or publicly disclosed, whichever occurs first.

  THE BOARD OF DIRECTORS ENCOURAGES STOCKHOLDERS TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THIS MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                                          By order of the Board of Directors,

                                          /s/ Paul C. Flanagan

                                          Paul C. Flanagan
                                          Executive Vice President, Chief
                                           Financial
                                          Officer and Secretary

April 9, 2001

Appendix A--Audit Committee Charter
Appendix B--Proxy Card

                                                                     Appendix A
                             STORAGENETWORKS, INC.

                            AUDIT COMMITTEE CHARTER

I. Membership

  A. Number. The Audit Committee shall consist of at least three independent, financially literate members of the board of directors meeting the requirements set forth in Sections I.B and I.C. below.

  B. Independence. A director is independent if he or she is not an officer or employee of the Company or its subsidiaries, if he or she has no relationship which, in the opinion of the Company's board of directors, would interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director, and if he or she:

    1. Has not been an employee of the Company or any affiliate of the Company in the current year or in any of the past three years;

    2. Has no immediate family member who has been employed by the Company or an affiliate of the Company in any of the past three years (an immediate family member includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in the director's home);

    3. Is not employed as an executive of an entity other than the Company having a compensation committee that includes any of the Company's executives;

    4. Did not within the last fiscal year receive from the Company or any affiliate of the Company compensation--other than benefits under a tax qualified retirement plan, compensation for director service or nondiscretionary compensation--greater than $60,000; and

    5. Has not in any of the past three years been a partner in, or controlling shareholder or executive of, a for profit business organization to which the Company made or from which the Company received payment (other than payment arising solely from investments in the Company's securities) that exceeds the greater of: (i) $200,000; or (ii) more than 5% of the Company's or business organization's consolidated gross revenues.

    Under exceptional and limited circumstances, one director who has a relationship making him or her not independent, and who is not a Company employee or an immediate family member of a Company employee, may serve on the Audit Committee if the board of directors determines that the director's membership on the Audit Committee is required by the best interests of the Company and its shareholders, and discloses in the next annual proxy statement after such determination the nature of the relationship and the reasons for the determination.

  C. Financial Literacy. Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, or must become able to do so within a reasonable time after his or her appointment to the Audit Committee. At least one member of the Audit Committee must have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background which result in the member having financial sophistication (such as being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities).

  D. Chairman. Unless a Chairman is elected by the board of directors, the Audit Committee shall elect a Chairman by majority vote.

II. Responsibilities of the Audit Committee

  The Audit Committee shall assist the board of directors in fulfilling their responsibilities to shareholders concerning the Company's accounting and reporting practices, and shall facilitate open communication between the Audit Committee, board of directors, outside auditors, and management. The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company's management and the outside auditor, in accordance with its business judgment. The responsibilities set forth herein do not reflect or create any duty or obligation of the Audit Committee to plan, conduct, oversee or determine the appropriate scope of any audit, or to determine that the Company's financial statements are complete, accurate, fairly presented, or in accordance with Generally Accepted Accounting Principles or applicable law. In exercising its business judgment, the Audit Committee shall rely on the information and advice provided by the Company's management and/or its outside auditor.

  A. The Audit Committee shall review and reassess the adequacy of this charter at least annually.

  B. The outside auditor shall be accountable to the Audit Committee and the board of directors, which together shall have the ultimate authority and responsibility to nominate the outside auditor to be proposed for shareholder approval in any proxy statement, and to select, evaluate, and (where appropriate) replace the outside auditor.

  C. The Audit Committee shall ensure that they receive from the outside auditor the written disclosures and letter from the outside auditor required by Independence Standards Board Standard No. 1.

  D. The Audit Committee shall discuss with the outside auditor its independence, and shall actively engage in a dialogue with the outside auditor regarding any disclosed relationships or services that might impact the objectivity and independence of the auditor. The Audit Committee shall take, or recommend that the full board of directors take, appropriate action to oversee the independence of the outside auditor.

  E. The Audit Committee shall review and discuss with the Company's management and the outside auditor the Company's audited financial statements.

  F. The Audit Committee shall discuss with the outside auditor the matters about which Statement on Auditing Standards No. 61 requires discussion.

  G. Based upon its discharge of its responsibilities pursuant to Sections II.C through II.F and any other information, discussion or communication that the Audit Committee in its business judgment deems relevant, the Audit Committee shall consider whether they will recommend to the board of directors that the Company's audited financial statements be included in the Company's annual reports on Forms 10-K.

  H. The Audit Committee shall prepare for inclusion where necessary in a proxy or information statement of the Company relating to an annual meeting of security holders at which directors are to be elected (or special meeting or written consents in lieu of such meeting), the report described in Item 306 of Regulation S-K.

  I. The Audit Committee shall annually inform the outside auditor, the Chief Financial Officer, the Controller, and the most senior other person, if any, responsible for the internal audit activities, that they should promptly contact the Audit Committee or its Chairman about any significant issue or disagreement concerning the Company's accounting practices or financial statements that is not resolved to their satisfaction. Where such communications are made to the Chairman, he or she shall confer with the outside auditor concerning any such communications, and shall notify the other members of the Audit Committee of any communications which the outside auditor or the Chairman in the exercise of his or her business judgment believes should be considered by the Audit Committee prior to its next scheduled meeting.

  J. The Audit Committee shall direct the outside auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information, and to discuss promptly with the Chairman of the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor's review of interim financial information which are required to be discussed by Statement on Auditing Standards No. 71. The Chairman of the Audit Committee shall discuss any such matters with the outside auditor, and shall notify the other members of the Audit Committee of any discussions which the outside auditor or the Chairman in the exercise of his or her business judgment believes should be considered by the Audit Committee prior to disclosure or filing of the interim financial information, or the Audit Committee's next scheduled meeting.

  K. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose or file interim financial information prior to completion of review by the outside auditor.

  L.  The Audit Committee shall meet privately at least once per year with:
      (i) the outside auditor; (ii) the Chief Financial Officer; (iii) the Controller; and (iv) the most senior person (if any) responsible for the internal audit activities of the Company.

                                                                      Appendix B

                             STORAGENETWORKS, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

                 Annual Meeting of Stockholders - May 15, 2001

     Those signing on the reverse side, revoking any prior proxies, hereby appoint(s) Paul C. Flanagan and Dean J. Breda, or each of them with full power of substitution, as proxies for those signing on the reverse side to act and vote at the 2001 Annual Meeting of Stockholders of StorageNetworks, Inc. and at any adjournments thereof as indicated upon all matters referred to on the reverse side and described in the Proxy Statement for the Meeting, and, in their discretion, upon any other matters which may properly come before the Meeting.

     This Proxy When Properly Executed Will Be Voted in the Manner Directed by the Undersigned Stockholder(s). If No Other Indication Is Made, the Proxies Shall Vote "For" Proposal Numbers 1 and 2.

     The Board of Directors favors a vote "For" Proposals Nos. 1 and 2, and unless instructions to the contrary are indicated in the space provided, the proxy will be so voted.


HAS YOUR ADDRESS CHANGED?                       DO YOU HAVE ANY COMMENTS?

------------------------------                  ------------------------------

------------------------------                  ------------------------------

------------------------------                  ------------------------------


                    PLEASE VOTE, DATE AND SIGN ON OTHER SIDE
                    AND RETURN PROMPLTY IN ENCLOSED ENVELOPE

                        Please date, sign and mail your
                      Proxy card back as soon as possible!

                         Annual Meeting of Stockholders
                             StorageNetworks, Inc.

                                  May 15, 2001

                           PROXY VOTING INSTRUCTIONS

TO VOTE BY MAIL
---------------
PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
--------------------------------------------
PLEASE CALL TOLL-FREE 1-800-PROXIES AND FOLLOW THE INSTRUCTIONS. HAVE YOUR CONTROL NUMBER AND THE PROXY CARD AVAILABLE WHEN YOU CALL.

TO VOTE BY INTERNET
-------------------
PLEASE ACCESS THE WEB PAGE AT WWW.VOTEPROXY.COM AND FOLLOW THE ON-SCREEN INSTRUCTIONS. HAVE YOUR CONTROL NUMBER AVAILABLE WHEN YOU ACCESS THE WEB PAGE.

     YOUR CONTROL NUMBER IS -----  ___________________________


Please Detach and Mail in the Envelope Provided

[X]  Please mark
     votes as in
     this example.

A VOTE FOR THE DIRECTOR NOMINEES AND FOR PROPOSAL NUMBER 2 IS RECOMMENDED BY THE BOARD OF DIRECTORS.

1.  Election of Class I      Nominees:               2.  Approval of the selection of          FOR     AGAINST    ABSTAIN
    Directors                Stephen J. Gaal             Ernst & Young LLP as independent      [ ]       [ ]        [ ]
                             Michael D. Lambert          auditors for the fiscal year ending
                                                         December 31, 2001.

                                                         To transact such other business
                                                         as may properly come before the
                                                         meeting.
 FOR all                  WITHHELD
 nominees                 from all
 (except as               nominees
indicated to
the contrary)
    [ ]                     [ ]
                                                     MARK HERE
                                                     FOR ADDRESS CHANGE  [ ]
All nominees except as noted below                   OR COMMENTS AND
                                                     NOTE ON REVERSE
--------------------------------------

Signature:                                       Date:                Signature:                                   Date:
          --------------------------------------      ---------------           ----------------------------------      -----------

NOTE: Please sign this proxy exactly as your name appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation or partnership, this signature should be that of an authorized officer who should state his or her title.